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                                                                    Exhibit 99.7

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the Schedule 13D under the Securities Exchange Act of 1934, as amended, relating to shares of the common stock, par value, $.01 per share, of PLM International, Inc. to which this Agreement is an Exhibit, and any amendments thereto, are to be filed on behalf of each of the undersigned.

         This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

Date:  February 16, 2001


                                  MILPI ACQUISITION CORP.

                                  By: /s/ James A. Coyne
                                     ------------------------------------------
                                  Name: James A. Coyne
                                  Title: Vice President and Secretary

                                  MILPI HOLDINGS, LLC

                                  By: /s/ James A. Coyne
                                     ------------------------------------------
                                  Name: James A. Coyne
                                  Title: Member

                                  AFG INVESTMENT TRUST A,
                                  By: AFG ASIT Corporation, as Managing Trustee

                                  By: /s/ James A. Coyne
                                     ------------------------------------------
                                  Name: James A. Coyne
                                  Title: Senior Vice President

                                  AFG INVESTMENT TRUST B,
                                  By: AFG ASIT Corporation, as Managing Trustee

                                  By: /s/ James A. Coyne
                                     ------------------------------------------
                                  Name: James A. Coyne
                                  Title: Senior Vice President

                                  AFG INVESTMENT TRUST C,
                                  By: AFG ASIT Corporation, as Managing Trustee

                                  By: /s/ James A. Coyne
                                     ------------------------------------------
                                  Name: James A. Coyne
                                  Title: Senior Vice President

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                                  AFG INVESTMENT TRUST D,
                                  By: AFG ASIT Corporation, as Managing Trustee

                                  By: /s/ James A. Coyne
                                     ------------------------------------------
                                  Name: James A. Coyne
                                  Title: Senior Vice President

                                  AFG ASIT CORPORATION

                                  By: /s/ James A. Coyne
                                     ------------------------------------------
                                  Name: James A. Coyne
                                  Title: Senior Vice President

                                  EQUIS II CORPORATION

                                  By: /s/ James A. Coyne
                                     ------------------------------------------
                                  Name: James A. Coyne
                                  Title: Senior Vice President

                                  SEMELE GROUP INC.

                                  By: /s/ James A. Coyne
                                     ------------------------------------------
                                  Name: James A. Coyne
                                  Title: President and Chief Operating Officer

                                             /s/ James A. Coyne
                                  ---------------------------------------------
                                               James A. Coyne

                                              /s/ Gary D. Engle
                                  ---------------------------------------------
                                               Gary D. Engle